UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 25, 2004
                                                          --------------------


     GS Mortgage Securities Corp. (as depositor under the Master Servicing and Trust Agreement, dated as of March 1, 2004 providing for the issuance of GSAMP
Trust  2004-SEA1   Mortgage   Pass-Through   Certificates,   Series   2004-SEA1)
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-28              13-6357101
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                       85 Broad Street New York, NY 10004
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                    (Address of principal executive offices)

Registrant's telephone number, including area code : (212) 902-1000
                                                     ------------------------

                                       N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 8.1   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSAMP Trust 2004-SEA1 Mortgage Pass-Through Certificates, Series 2004-SEA1 pursuant to the terms of the Master Servicing and Trust Agreement, dated as of March 1, 2004 among GS Mortgage Securities Corp., as Depositor, Chase Manhattan Mortgage Corporation, as Master Servicer, Wachovia Bank, N.A., as Trustee, and JPMorgan Chase Bank, as Securities Administrator.

     On August 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2004 is filed as
               Exhibit 99.1 hereto.

GSAMP Trust 2004-SEA1
Mortgage Pass-Through Certificates, Series 2004-SEA1
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK, not in its individual capacity, but solely as Securities Administrator under the Agreement referred to herein

Date: August 31, 2004        By: /s  Annette Marsula
                            --------------------------------------------
                               Annette Marsula
                               Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2004

Exhibit 99.1
Monthly Certificateholder Statement on August 25, 2004




                              GSAMP TRUST 2004-SEA1
                         STATEMENT TO CERTIFICATEHOLDERS
                                   August 25, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized      Deferred    Principal
Class          Value       Balance             Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A       82,409,000.00    64,722,391.92   3,229,971.01      88,453.94    3,318,424.95       0.00            0.00   61,492,420.91
A1B       15,790,000.00    15,790,000.00           0.00      26,316.67       26,316.67       0.00            0.00   15,790,000.00
A2        17,329,000.00    17,329,000.00           0.00      30,325.75       30,325.75       0.00            0.00   17,329,000.00
M1         7,702,000.00     7,702,000.00           0.00      14,120.33       14,120.33       0.00            0.00    7,702,000.00
M2         2,246,000.00     2,246,000.00           0.00       5,334.25        5,334.25       0.00            0.00    2,246,000.00
B1           642,000.00       642,000.00           0.00       1,845.75        1,845.75       0.00            0.00      642,000.00
B2           642,000.00       642,000.00           0.00       2,113.25        2,113.25       0.00            0.00      642,000.00
B3           642,000.00       642,000.00           0.00       2,380.75        2,380.75       0.00            0.00      642,000.00
P                100.00           100.00           0.00      35,979.46       35,979.46       0.00            0.00          100.00
R                  0.00             0.00           0.00           0.00            0.00       0.00            0.00            0.00
TOTALS   127,402,100.00   109,715,491.92   3,229,971.01     206,870.15    3,436,841.16       0.00            0.00  106,485,520.91

X        128,362,619.85   110,678,211.57           0.00     560,674.13      560,674.13       0.00            0.00  107,448,240.56
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     CUSIP         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1A      36228FL46     785.38013955    39.19439636        1.07335291       40.26774927     746.18574318   A1A         1.640000 %
A1B      36228FL53   1,000.00000000     0.00000000        1.66666688        1.66666688   1,000.00000000   A1B         2.000000 %
A2       36228FP26   1,000.00000000     0.00000000        1.75000000        1.75000000   1,000.00000000   A2          2.100000 %
M1       36228FL61   1,000.00000000     0.00000000        1.83333290        1.83333290   1,000.00000000   M1          2.200000 %
M2       36228FL79   1,000.00000000     0.00000000        2.37500000        2.37500000   1,000.00000000   M2          2.850000 %
B1       36628FL87   1,000.00000000     0.00000000        2.87500000        2.87500000   1,000.00000000   B1          3.450000 %
B2       36628FL95   1,000.00000000     0.00000000        3.29166667        3.29166667   1,000.00000000   B2          3.950000 %
B3       36228FM29   1,000.00000000     0.00000000        3.70833333        3.70833333   1,000.00000000   B3          4.450000 %
P        36228FM45   1,000.00000000     0.00000000               ###             #####   1,000.00000000   P           0.000000 %
TOTALS                 861.17490936    25.35257276        1.62375777       26.97633053     835.82233660

X        36228FM37     862.23085583     0.00000000        4.36789254        4.36789254     837.06799289   X           0.000000 %
----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                  JON SARANITI
               JPMorgan Chase Bank - Structured Finance Services
                             4 NY PLAZA, 6TH FLOOR,
                            New York, New York 10004
                              Tel: (212) 623-4527
                              Fax: (212) 623-5930
                       Email: jon.c.saraniti@jpmorgan.com
                    ---------------------------------------

  Sec. 7.08(i)    Amount in Certificate Account                                                                    3,997,515.28

Sec. 7.08(i)    Principal Distribution Amount
                                        Scheduled Principal Amount                                                    165,742.12
                                        Principal Prepayment Amount                                                 3,064,228.89

Sec. 7.08(i)    Principal Prepayments
                                          Payoffs in Full                                                          3,044,861.05
                                          Partial Principal Prepayments                                               19,367.84
                                          Liquidation Proceeds                                                             0.00
Sec. 7.08(a)(ii)                        Aggregate Distribution Amount
                                        Total Offered Certificates
                                          Accrued Certificate Interest                                               170,890.69
                                          Interest Shortfall Carryforward Amount                                           0.00
                                          Principal Distribution Amount                                            3,229,971.01

                                        Total Class A Certificates
                                           Accrued Certificate Interest                                               145,096.35
                                           Interest Shortfall Carryforward Amount                                           0.00
                                           Basis Risk Carry Forward Amount                                                  0.00
                                           Principal Distribution Amount                                            3,229,971.01

                                        Total Class M Certificates
                                           Accrued Certificate Interest                                                19,454.58
                                           Interest Shortfall Carryforward Amount                                           0.00
                                           Basis Risk Carry Forward Amount                                                  0.00
                                           Principal Distribution Amount                                                    0.00

                                        Total Class B Certificates
                                           Accrued Certificate Interest                                                 6,339.75
                                           Interest Shortfall Carryforward Amount                                           0.00
                                           Basis Risk Carry Forward Amount                                                  0.00
                                           Principal Distribution Amount                                                    0.00

Sec. 7.08(iii)  Payment Shortfall
                                        Class A1A
                                                              Interest Shortfall                                            0.00
                                                              Principal Shortfall                                           0.00

                                        Class A1B
                                                              Interest Shortfall                                            0.00
                                                              Principal Shortfall                                           0.00

                                        Class A2
                                                              Interest Shortfall                                            0.00
                                                              Principal Shortfall                                           0.00

                                        Class M1
                                                              Interest Shortfall                                            0.00
                                                              Principal Shortfall                                           0.00

                                        Class M2
                                                              Interest Shortfall                                            0.00
                                                              Principal Shortfall                                           0.00

                                        Class B1
                                                              Interest Shortfall                                            0.00
                                                              Principal Shortfall                                           0.00

                                        Class B2
                                                              Interest Shortfall                                            0.00
                                                              Principal Shortfall                                           0.00

                                        Class B3
                                                              Interest Shortfall                                            0.00
                                                              Principal Shortfall                                           0.00

Sec. 7.08(a)(iii)                       LIBOR                                                                           1.45000 %

Sec. 7.08(a)(iv)                        Fees
                                                              Servicer Fee                                               46,082.69
                                                              Master Servicing Fee                                        1,383.48

Sec. 7.08(a)(vi)                        Realized Losses For Current Period                                                    0.00
                                        Amount of Cumulative Realized Losses                                              8,765.07
                                        Amount of Applied Realized Losses                                                     0.00

Sec. 7.08(xii)  Ending Pool Stated Principal Balance                                                                107,448,240.56

Sec. 7.08(xii)  Number of Mortgage Loans                                                                                  1,079.00

Sec. 7.08(xiv)  Gross Weighted Average Interest Rate                                                                          8.45

Sec. 7.08(xv)   Weighted Average Remaining Term                                                                             278.00

Sec. 7.08(xviii)Principal Balance of Largest Mortgage Loan                                                            1,039,249.20

Sec. 7.08(a)(xix)                       Number, Balance, and Percentage of Delinquent Loans
                                            Number of Loans are 30-59 days delinquent                                         26
                                            Balance of Loans are 30-59 days delinquent                                3,775,547.07
                                            Percentage of Loans are 30-59 days delinquent                                   3.51 %

                                            Number of Loans are 60-89 days delinquent                                           18
                                            Balance of Loans are 60-89 days delinquent                                1,817,961.64
                                            Percentage of Loans are 60-89 days delinquent                                   1.69 %

                                            Number of Loans are 90-119 days delinquent                                          28
                                            Balance of Loans are 90-119 days delinquent                               2,202,890.22
                                            Percentage of Loans are 90-119 days delinquent                                  2.05 %

                                            Number of Loans are 120-149 days delinquent                                         14
                                            Balance of Loans are 120-149 days delinquent                                902,460.50
                                            Percentage of Loans are 120-149 days delinquent                                 0.84 %

                                            Number of Loans are 150-179 days delinquent                                        18
                                            Balance of Loans are 150-179 days delinquent                            1,592,091.38
                                            Percentage of Loans are 150-179 days delinquent                               1.48 %

                                            Number of Loans are 180 or more days delinquent                                   91
                                            Balance of Loans are 180 or more days delinquent                        7,565,021.86
                                            Percentage of Loans are 180 or more days delinquent                             7.04 %
Sec. 7.08(a)(xx)                        Mortgage loans in Foreclosure

Sec. 7.08(a)(xxi)                       Mortgage loans in bankruptcy proceedings
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                         0                    0.00                  0.00 %

Sec. 7.08(a)(xxi)             Number and Balance of loans in Bankruptcy
                                   Number of Loans are 0-29 days delinquent                                        0
                                   Balance of Loans are 0-29 days delinquent                                    0.00

                                   Number of Loans are 30-59 days delinquent                                       0
                                   Balance of Loans are 30-59 days delinquent                                   0.00

                                   Number of Loans are 60-89 days delinquent                                       0
                                   Balance of Loans are 60-89 days delinquent                                   0.00

                                   Number of Loans are 90-119 days delinquent                                      0
                                   Balance of Loans are 90-119 days delinquent                                  0.00

                                   Number of Loans are 120-149 days delinquent                                     0
                                   Balance of Loans are 120-149 days delinquent                                 0.00

                                   Number of Loans are 150-179 days delinquent                                     0
                                   Balance of Loans are 150-179 days delinquent                                 0.00

                                   Number of Loans are 180 or more days delinquent                                 0
                                   Balance of Loans are 180 or more days delinquent                             0.00

Sec. 7.08(a)(xxii)            Number and Balance of loans in foreclosure proceedings
                                   Number of Loans are 0-29 days delinquent                                        0
                                   Balance of Loans are 0-29 days delinquent                                    0.00

                                   Number of Loans are 30-59 days delinquent                                       0
                                   Balance of Loans are 30-59 days delinquent                                   0.00

                                   Number of Loans are 60-89 days delinquent                                       0
                                   Balance of Loans are 60-89 days delinquent                                   0.00

                                   Number of Loans are 90-119 days delinquent                                      0
                                   Balance of Loans are 90-119 days delinquent                                  0.00

                                   Number of Loans are 120-149 days delinquent                                     0
                                   Balance of Loans are 120-149 days delinquent                                 0.00

                                   Number of Loans are 150-179 days delinquent                                     0
                                   Balance of Loans are 150-179 days delinquent                                 0.00

                                   Number of Loans are 180 or more days delinquent                                 0
                                   Balance of Loans are 180 or more days delinquent                             0.00
Sec. 7.08(a)(xxiv)            Number and Balance of REO loans
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance                Percentage
                                                               0                    0.00                  0.00 %

Sec. 7.08(a)(xxv)       Book Value of Mortgage loans acquired through foreclosure or grant of a deed                          0.00

Sec. 7.08(a)(xxvi)      Number of Mortgage loans                                                                             1,079

Sec. 7.08(a)(xxvii)     Aggregate amount from
                               a. Curtailments                                                                           19,352.35
                               b. Voluntary Payoffs                                                                   3,044,861.05
                               c. Involuntary Payoffs                                                                         0.00
                               d. Mortgage Loans purchased from the Trust                                                     0.00

Sec. 7.08(a)(xxviii)    Mortgage loans subject to loss mitigation*
                              Number of loans                                                                                   0
                              Principal Balance of loans                                                                     0.00

Sec. 7.08(a)(xxix)      Mortgage loans under contested because of Section 32 of the Truth in Lending Act*
                               Number of loans                                                                                   0
                               Principal Balance of loans                                                                     0.00

Sec. 7.08(a)(xxx)       Amount of current Realized Losses*
                            a. REO Property sold                                                                           0.00
                            b. short sale                                                                                  0.00
                            c. deed in lieu                                                                                0.00
                            d. no equity second mortgages                                                                  0.00
                            e. other                                                                                       0.00

Sec. 7.08(a)(xxxi)      Number and Pool Balance in Chapter 13 of the US Bankruptcy Code*
                            a.Number of Loans Currently meeting payment plan                                               0.00
                            a.Balance of Loans Currently meeting payment plan                                              0.00

                            b.Number of Loans 1 to 2 payments behind payment plan                                          0.00
                            b.Balance of Loans 1 to 2 payments behind payment plan                                         0.00

                            c.Number of Loans 2 to 3 payments behind payment plan                                          0.00
                            c.Balance of Loans 2 to 3 payments behind payment plan                                         0.00

                            d.Number of Loans greater than 3 payments behind payment plan                                  0.00
                            d.Balance of Loans greater than 3 payments behind payment plan                                 0.00

                            e.Number of Loans greater than 4 payments behind payment plan                                  0.00
                            e.Balance of Loans greater than 4 payments behind payment plan                                 0.00

                            f.Number of Loans greater than 5 payments behind payment plan                                  0.00
                            f.Balance of Loans greater than 5 payments behind payment plan                                 0.00

Sec. 7.08(xxxiv)Net Monthly Excess Cashflow                                                                             560,674.13

Sec. 7.08(xxxiv)Overcollateralization
                                        Overcollateralization Amount                                                    962,719.65
                                        Specified Overcollateralization Amount                                          962,719.65

Sec. 7.08(xxxi) Step Down Test
                                        Stepdown Date                                                                Not in effect
Sec. 7.08(xxxi) Trigger Event
                                                                                                                             no

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